UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2013

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

RESIGNATION OF DIRECTOR

On August 27, 2013, Neal Moszkowski notified the Board of Directors (the “Board”) of Integra LifeSciences Holdings Corporation (the “Company”) that he was resigning as a member of the Company’s Board, effective immediately. A copy of Mr. Moszkowski’s letter to the Board is attached as Exhibit 17.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(d)

APPOINTMENT OF NEW DIRECTOR

On August 27, 2013, the Board of the Company appointed Donald E. Morel, Jr., Ph.D., age 56, as a director of the Company as well as a member of the Company’s Compensation Committee, effective August 27, 2013. The press release issued by the Company announcing his appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Dr. Morel is the Chief Executive Officer and Chairman of the Board of Directors of West Pharmaceutical Services, Inc., a manufacturer of components and systems for the packaging and delivery of injectable drugs as well as delivery system components for the pharmaceutical, healthcare and consumer products industries. He has served as the Chief Executive Officer of West Pharmaceutical Services, Inc. since April 2002, Chairman of the Board of Directors of West Pharmaceutical Services, Inc. since March 2003 and a director of West Pharmaceutical Services, Inc. since March 2002. In addition, Dr. Morel served as President of West Pharmaceutical Services, Inc. from April 2002 to June 2005. He served as a director of Kensey Nash Corporation, a medical device product development and manufacturing company, from March 2010 to June 2012 as well as a member of its audit and compensation committees. He serves as Chairman of the Board of Directors of the American Oncologic Hospital of the Fox Chase Cancer Center and as a member of the board of trustees of The Franklin Institute and of Lafayette College. Dr. Morel received a B.S. in Engineering from Lafayette College and an M.S. and Ph.D. in Materials Science from Cornell University.

The Compensation Committee of the Board approved the following non-employee director compensation for Dr. Morel’s service as a director for the period from August 27, 2013 through the date of the Company’s 2014 Annual Meeting of Stockholders:

•	The payment of a cash retainer of $56,250 (representing 3/4 of the current annual retainer for directors), payable in the amount of $18,750 each quarter in arrears; and

•
The grant of 2,274 restricted shares of the Company’s common stock on August 27, 2013, with a value of $93,750 (representing ¾ of the value of the current annual equity award for directors) on the date of grant, which vest on a quarterly basis over a twelve month period from the grant date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

17.1 Letter, dated August 27, 2013 from Neal Moszkowski to the Board
99.1 Press release issued August 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: August 27, 2013	By:	/s/ John B. Henneman, III
John B. Henneman, III
	Title:	Corporate Vice President, Finance and Administration, and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

-------------------	---------------------------

17.1	Letter, dated August 27, 2013 from Neal Moszkowski to the Board

99.1	Press release issued August 27, 2013